Schedule I
                         FLC XXX Partnership, L.P.:
                             General Partner of
                                  Equity-V

      FLC XXX Partnership, L.P., a New York limited partnership ("FLC XXX"), is the general partner of Equity-V. Its purpose is to act as general partner of Equity-V and other limited partnerships affiliated with Equity-V. The address of the principal office of Equity-V is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, NY 10153.

                                Partners of
                                  FLC XXX

     The following are the general partners of FLC XXX, the general partner of Equity-V. All of the following are general partners of partnerships affiliated with Forstmann Little & Co., a private investment firm. The business address of each of the following persons is 767 Fifth Avenue, New York, NY 10153 and each is a citizen of the United States.

                           Theodore J. Forstmann
                             Sandra J. Horbach
                              Thomas H. Lister
                            Winston W. Hutchins

                        FLC XXIX Partnership, L.P.:
                             General Partner of
                                   MBO-VI

     FLC XXIX Partnership, L.P., a New York limited partnership ("FLC XXIX"), is the general partner of MBO-VI. Its purpose is to act as general partner of MBO-VI and other limited partnerships affiliated with MBO-VI. The address of the principal office of FLC XXIX is c/o Forstmann Little & Co., 767 Fifth Avenue, New York, NY 10153.

                                Partners of
                                  FLC XXIX

     The following are the general partners of FLC XXIX, the general partner of MBO-VI. All of the following are general partners of partnerships affiliated with Forstmann Little & Co., a private investment firm. The business address of each of the following persons is 767 Fifth Avenue, New York, NY 10153 and each is a citizen of the United States (other than Mr. Holmes, who is a citizen of the Republic of Ireland.)

                           Theodore J. Forstmann
                             Sandra J. Horbach
                              Thomas H. Lister
                            Winston W. Hutchins
                             Jamie C. Nicholls
                              Gordon A. Holmes